iShares®

iShares, Inc.

iShares Trust

Supplement dated September 5, 2012

to the Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”)

dated December 28, 2011 (as revised August 1, 2012) for the

iShares MSCI All Country Asia Information Technology Index Fund,

the Prospectuses and SAIs dated December 30, 2011

(as revised August 1, 2012) for the

iShares MSCI All Country Asia ex Japan Small Cap Index Fund,

iShares MSCI Emerging Markets Growth Index Fund and

iShares MSCI Emerging Markets Value Index Fund,

the Prospectus and SAI dated December 30, 2011

(as revised January 19, 2012) for the

iShares MSCI Denmark Capped Investable Market Index Fund and

the Prospectus and SAI dated December 30, 2011 for the

iShares MSCI Hong Kong Small Cap Index Fund (together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for each Fund.

Effective September 5, 2012, the number of shares in a Creation Unit and the approximate value of one Creation Unit of each of the Funds are as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit as of September 4, 2012

iShares MSCI All Country Asia Information Technology Index Fund	50,000	$1,250,000

iShares MSCI All Country Asia ex Japan Small Cap Index Fund	50,000	$2,650,000

iShares MSCI Denmark Capped Investable Market Index Fund	50,000	$1,450,000

iShares MSCI Emerging Markets Growth Index Fund	50,000	$2,550,000

iShares MSCI Emerging Markets Value Index Fund	50,000	$2,250,000

iShares MSCI Hong Kong Small Cap Index Fund	50,000	$1,300,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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